Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 207,966,341,768.64
Total Fee Amount	28,720,151.80
Total Offset Amount	0.00
Net Fee	$ 28,720,151.80